ING INVESTORS TRUST

ING Legg Mason Value Portfolio

Supplement dated October 8, 2008 to

the Adviser Class Prospectus, Class I Prospectus, Class S Prospectus, Service 2 Class Prospectus

and the Statement of Additional Information

each dated April 28, 2008.

On September 11, 2008, the Board of Trustees of ING Investors Trust approved a proposal to reorganize ING Legg Mason Value Portfolio (“Disappearing Portfolio”) into ING VP Growth and Income Portfolio (“Surviving Portfolio”) (“Reorganization”) as follows:

Disappearing Portfolio	Surviving Portfolio
ING Legg Mason Value Portfolio	ING VP Growth and Income Portfolio

The proposed Reorganization is subject to approval by shareholders of ING Legg Mason Value Portfolio.  If shareholder approval is obtained at a Special Meeting of Shareholders that is scheduled to take place during the first quarter 2009, it is expected that the Reorganization shall close during the second quarter 2009. Shareholders of the Disappearing Portfolio will be notified if the Reorganization is not approved.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.